 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Pulse Beverage Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Yates, Chief Executive Officer and Chief Financial Officer, on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge.

             1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 15, 2012	By:	/s/ Robert Yates
Robert Yates
Chief Executive Officer (Principal Executive Officer) & Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)